UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2016

Cardtronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33864	76-0681190
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Briarpark Drive, Suite 400, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Credit Agreement

On July 1, 2016, in connection with the Merger (as defined below), Cardtronics plc, a public limited company organized under English law (“Cardtronics plc”), became a party to and a guarantor under the Amended and Restated Credit Agreement, dated April 24, 2014, among Cardtronics, Inc., a Delaware corporation (“Cardtronics Delaware”), JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Europe Limited, as Alternative Currency Agent, Bank of America, N.A., as Syndication Agent and Wells Fargo Bank, N.A., as Documentation Agent, and certain other lenders (as amended, the “Credit Agreement”), pursuant to a Third Amendment to the Credit Agreement (the “Credit Agreement Amendment”).

The Credit Agreement Amendment made certain changes to the Credit Agreement, including the following:

•                  Cardtronics plc and certain of its subsidiaries were added to the Credit Agreement as borrowers and guarantors;

•                  Cardtronics Delaware will no longer be a borrower, but will remain a guarantor under the Credit Agreement;

•                  the maturity date of the Credit Agreement was extended to July 1, 2021; and

•                  the full amount under the Credit Agreement can now be borrowed in U.S. dollars, certain alternative currencies or a combination thereof.

The total commitments under the Credit Agreement will remain at $375 million. In addition, the Credit Agreement retains an accordion feature that will allow the borrowers to increase the available borrowings under it up to $500 million, subject to the approval of one or more existing lenders or one or more lenders that become party to the Credit Agreement. Cardtronics Europe Limited, a private company incorporated under English law, will continue to be a borrower and guarantor under the Credit Agreement.

The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Supplemental Indentures

On July 1, 2016, Cardtronics plc, Cardtronics Delaware and Wells Fargo Bank, N.A., as trustee (the “Trustee”), entered into supplemental indentures (the “Supplemental Indentures”) with respect to the following indentures:

•                  the Indenture, dated as of November 25, 2013, by and between Cardtronics Delaware and the Trustee (the “2013 Indenture”), relating to the convertible debt securities issued by Cardtronics Delaware; and

•                  the Indenture, dated as of July 28, 2014, by and between Cardtronics Delaware, the subsidiary guarantors named therein and the Trustee (the “2014 Indenture”), relating to debt securities issued by Cardtronics Delaware.

The Supplemental Indentures provide for (i) the unconditional and irrevocable guarantee by Cardtronics plc of the prompt payment, when due, of any amount owed to the holders of the notes issued under the indentures, (ii) in the case of the 2014 Indenture, the unconditional and irrevocable guarantee by Cardtronics Holdings Limited, a private limited company organized under English law, and CATM Holdings LLC, a Delaware limited liability company, of the prompt payment, when due, of any amount owed to the holders of the notes issued under the 2014 Indenture, (iii) in the case of the 2013 Indenture, an amendment to allow for the conversion, under certain circumstances, of the notes into Cardtronics plc shares and (iv) certain other technical changes to the indentures. The foregoing is qualified in its entirety by reference to the Supplemental Indentures, which are attached as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and incorporated by reference herein.

Deed of Assumption and Plan Amendments

On July 1, 2016, Cardtronics plc executed a deed of assumption (the “Deed of Assumption”) pursuant to which Cardtronics plc adopted and assumed, as of the Effective Time, (i) the Cardtronics, Inc. Third Amended and Restated 2007 Stock Incentive Plan (the “Assumed Plan”) and (ii) all outstanding awards granted under the Assumed Plan (including awards granted under prior versions of the Assumed Plan) and the 2001 Stock Incentive Plan of Cardtronics Delaware, as amended. The Deed of Assumption is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The Assumed Plan was amended, effective as of the Effective Time, to, among others, (i) facilitate the adoption and assumption by Cardtronics plc of the Assumed Plan, (ii) provide that Ordinary Shares (as defined below) of Cardtronics plc will be issued, acquired, purchased, held, made available or used to measure benefits or calculate amounts as appropriate under the Assumed Plan instead of shares of Cardtronics Delaware common stock, (iii) provide for the appropriate substitution of Cardtronics plc in place of references to Cardtronics Delaware in the Assumed Plan, as necessary, and (iv) comply or facilitate compliance with applicable English and/or U.S. corporate, regulatory and tax law requirements. The Assumed Plan and related amended forms of award agreements adopted in connection with the Assumed Plan are filed as Exhibits 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

The foregoing summaries of the Deed of Assumption and Assumed Plan are qualified in their entirety by reference to the corresponding Exhibits to this Current Report on Form 8-K.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Credit Agreement Amendment and the Supplemental Indentures included under Item 1.01 of this Current Report on Form 8-K are incorporated by reference herein.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information included under Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01    Changes in Control of Registrant.

The information included under Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Election of Directors and Appointment of Officers

On July 1, 2016, effective as of the Effective Time, the directors and certain executive officers of Cardtronics Delaware immediately prior to the Merger became the directors and executive officers of Cardtronics plc. Cardtronics plc’s directors will be subject to re-election at the 2017, 2018 and 2019 annual general meetings of shareholders, pursuant to the respective class of each director.

Indemnification Arrangements

Cardtronics Delaware entered into an indemnification agreement with each of the directors and certain officers of Cardtronics plc and Cardtronics Delaware as well as with individuals serving as directors, officers, employees, agents or fiduciaries or in certain other capacities of Cardtronics plc’s subsidiaries or any other entity. These agreements provide for the indemnification by Cardtronics Delaware of these persons against certain liabilities that may arise by reason of his or her status or service as a director or officer or in such other capacity and to advance expenses incurred as a result of certain proceedings, to the fullest extent provided by law.

The foregoing description of the indemnification agreements is qualified in its entirety by reference to the form of Cardtronics Delaware indemnification agreement, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01    Other Events.

On July 1, 2016 (the “Effective Time”), the location of incorporation of the parent company of the Cardtronics group of companies was changed from Delaware to the United Kingdom, whereby Cardtronics plc became the new publicly traded corporate parent of the Cardtronics group of companies following the completion of the merger between Cardtronics Delaware and one of its subsidiaries (the “Merger”) pursuant to the Agreement and Plan of Merger, dated April 27, 2016 (the “Merger Agreement”), the adoption of which was approved by stockholders of Cardtronics Delaware on June 28, 2016.

The Class A ordinary shares, nominal value $0.01 per share, of Cardtronics plc (collectively, “Ordinary Shares”) issued in connection with the Merger were registered under the United States Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-210955) (the “Registration Statement”) filed by Cardtronics plc, which was declared effective by the SEC on May 19, 2016.

Prior to the Merger, the shares of Cardtronics Delaware common stock were registered pursuant to Section 12(b) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on The NASDAQ Stock Market LLC (“NASDAQ”) under the symbol “CATM.” Cardtronics plc requested that NASDAQ file with the SEC a Form 25 to remove the shares of Cardtronics Delaware common stock from listing on NASDAQ. After the Form 25 becomes effective, Cardtronics Delaware will file a Form 15 with the SEC to terminate the registration of the shares of Cardtronics Delaware common stock and suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Pursuant to Rule 414 promulgated under the Securities Act and Rule 12g-3(a) promulgated under the Exchange Act, the Ordinary Shares are deemed registered under Section 12(b) of the Exchange Act and Cardtronics plc is the successor issuer to Cardtronics Delaware. The Ordinary Shares were approved for listing on NASDAQ and will begin trading on July 1, 2016 under the symbol “CATM,” the same symbol under which the shares Cardtronics Delaware common stock previously traded prior to the Effective Time.

Item 9.01            Financial Statements and Exhibits.

(d)             Exhibits

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated April 27, 2016, by and among Cardtronics, Inc., Cardtronics Group Limited, CATM Merger Sub LLC, and CATM Holdings LLC (incorporated herein by reference to Annex A of the Registration Statement on Form S-4 filed by Cardtronics plc on April 27, 2016)

4.1

First Supplemental Indenture, dated as of July 1, 2016, by and among Cardtronics, Inc., Cardtronics plc, the subsidiary guarantors named therein and Wells Fargo Bank, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

4.2

First Supplemental Indenture, dated as of July 1, 2016, by and among Cardtronics, Inc., Cardtronics plc, the subsidiary guarantors named therein and Wells Fargo Bank, N.A., as trustee (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

10.1

Third Amendment to Amended and Restated Credit Agreement, dated July 1, 2016, by and between Cardtronics, Inc., Cardtronics plc, the other Borrowers and Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

10.2	Deed of Assumption, dated July 1, 2016, executed by Cardtronics plc (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

10.3

Third Amended and Restated 2007 Stock Incentive Plan (as assumed and adopted by Cardtronics plc, effective July 1, 2016) (incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

10.4

Form of Restricted Stock Unit Agreement (Time-Based) pursuant to the Third Amended and Restated 2007 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.4 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

10.5

Form of Restricted Stock Unit Agreement (Performance-Based) pursuant to the Third Amended and Restated 2007 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.5 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

10.6

Form of Non-Employee Director Restricted Stock Unit Agreement pursuant to the Third Amended and Restated 2007 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.6 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

10.7

Form of Indemnification Agreement of Cardtronics, Inc., dated June 27, 2016, entered into by each director and each of the following officers: Steven A. Rathgaber, Edward H. West, E. Brad Conrad, Jerry Garcia and David Dove (incorporated herein by reference to Exhibit 10.7 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

99.1	Press release dated July 1, 2016 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardtronics, Inc.

Date: July 1, 2016

	By:	/s/ E. Brad Conrad
	Name:	E. Brad Conrad
	Title:	Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated April 27, 2016, by and among Cardtronics, Inc., Cardtronics Group Limited, CATM Merger Sub LLC, and CATM Holdings LLC (incorporated herein by reference to Annex A of the Registration Statement on Form S-4 filed by Cardtronics plc on April 27, 2016)

4.1

First Supplemental Indenture, dated as of July 1, 2016, by and among Cardtronics, Inc., Cardtronics plc, the subsidiary guarantors named therein and Wells Fargo Bank, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

4.2

First Supplemental Indenture, dated as of July 1, 2016, by and among Cardtronics, Inc., Cardtronics plc, the subsidiary guarantors named therein and Wells Fargo Bank, N.A., as trustee (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

10.1

Third Amendment to Amended and Restated Credit Agreement, dated July 1, 2016, by and between Cardtronics, Inc., Cardtronics plc, the other Borrowers and Guarantors party thereto, the Lenders party thereto and JPMorgan Chase Bank N.A., as Administrative Agent (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

10.2	Deed of Assumption, dated July 1, 2016, executed by Cardtronics plc (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

10.3

Third Amended and Restated 2007 Stock Incentive Plan (as assumed and adopted by Cardtronics plc, effective July 1, 2016) (incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

10.4

Form of Restricted Stock Unit Agreement (Time-Based) pursuant to the Third Amended and Restated 2007 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.4 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

10.5

Form of Restricted Stock Unit Agreement (Performance-Based) pursuant to the Third Amended and Restated 2007 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.5 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

10.6

Form of Non-Employee Director Restricted Stock Unit Agreement pursuant to the Third Amended and Restated 2007 Stock Incentive Plan (incorporated herein by reference to Exhibit 10.6 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

10.7

Form of Indemnification Agreement of Cardtronics, Inc., dated June 27, 2016, entered into by each director and each of the following officers: Steven A. Rathgaber, Edward H. West, E. Brad Conrad, Jerry Garcia and David Dove (incorporated herein by reference to Exhibit 10.7 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)

99.1	Press release dated July 1, 2016 (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K, filed by Cardtronics plc on July 1, 2016)